Exhibit 10.9.1.3

AMENDMENT NO. 2 TO SALE AND SERVICING AGREEMENT

This AMENDMENT NO. 2 TO SALE AND SERVICING AGREEMENT, dated as of August 2, 2006, (this “Amendment”) is entered into in connection with that certain Sale and Servicing Agreement, dated as of November 30, 2005 (such agreement as amended, modified, supplemented, waived or restated from time to time, the “Sale and Servicing Agreement”), by and among NewStar Credit Opportunities Funding I Ltd., as the seller (in such capacity, the “Seller”), NewStar Credit Opportunities Fund, Ltd., as the fund (in such capacity, the “Fund”), NewStar Financial, Inc., as the collateral manager (in such capacity, the “Collateral Manager”), each of the conduit purchasers and purchaser agents from time to time party thereto, IXIS Financial Products Inc., as the administrative agent (in such capacity, the “Administrative Agent”) and as the swingline purchaser, Wachovia Capital Markets, LLC, as the documentation agent (in such capacity, the “Documentation Agent”), U.S. Bank National Association, as the collateral administrator and as the collateral custodian, and Lyon Financial Services, Inc. d/b/a U.S. Bank Portfolio Services, as the backup collateral manager. Capitalized terms used and not otherwise defined herein shall have the meanings given to such terms in the Sale and Servicing Agreement.

R E C I T A L S

WHEREAS, the parties hereto (other than Fairway Finance Company, LLC and BMO Capital Markets Corp.), previously entered into the Sale and Servicing Agreement and certain other Transaction Documents (as defined in the Sale and Servicing Agreement);

WHEREAS, in accordance with Section 13.1 of the Sale and Servicing Agreement, the parties hereto desire to amend the Sale and Servicing Agreement to (i) address the addition of Fairway Finance Company, LLC as a Purchaser, (ii) waive the Collateral Manager Fee and (iii) in certain other respects as provided herein;

WHEREAS, contemporaneously herewith, pursuant to an Assumption Agreement, dated as of the date hereof (the “Assumption Agreement”) by and among Fairway Finance Company, LLC, BMO Capital Markets Corp., the Seller, the Fund, the Collateral Manager, the Administrative Agent and the Documentation Agent, Fairway Finance Company, LLC became a party to the Sale and Servicing Agreement as a Purchaser, assumed the rights and obligations of a Purchaser thereunder, and designated BMO Capital Markets Corp. as its Purchaser Agent;

NOW, THEREFORE, based upon the above Recitals, the mutual premises and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

SECTION 1. AMENDMENT.

1. Section 1.1 to the Sale and Servicing Agreement is hereby amended by adding the following definitions:

“Fairway”: Fairway Finance Company, LLC, a Delaware limited liability company.

“Fairway Agent”: BMO Capital Markets Corp. or any other entity that has been appointed as the administrator for Fairway.

“MMP-5 Agent”: IXIS Financial Products Inc. in its capacity as Purchaser Agent for MMP-5.

2. Section 1.1 to the Sale and Servicing Agreement is hereby amended by amending and restating item (vi) of the definition of “Eligible Obligor” to read as follows: “(vi) such Obligor is organized under the federal or provincial laws of, or its principal office is located in, and the Related Property with respect to which the Asset is principally underwritten is located in, the United States, Canada, a Group I Country, a Group II Country or a Group III Country,”.

3. Section 1.1 to the Sale and Servicing Agreement is hereby amended by amending both subsection (v)(ii) and subsection (w) of the definition of “Concentration Limits” by deleting the amount “$10,000,000” and replacing it with the amount “$20,000,000” in both sections.

4. Section 1.1 to the Sale and Servicing Agreement is hereby amended by amending the definition of “Liquidity Agreement” by:

(a) deleting the word “(ii)” and replacing it with the word “(iii)”; and

(b) adding the words “(ii) in the case of the agreement entered into by BMO Capital Markets Corp. for the benefit of Fairway shall have an initial term of 364 days commencing on August 2, 2006” after the words “Closing Date”

5. Section 1.1 to the Sale and Servicing Agreement is hereby amended by amending and restating the definition of “Security” to read as follows:

“Security”: The meaning specified in Section 8-102(a)(15) of the UCC.

6. Section 2.15(b) to the Sale and Servicing Agreement is hereby amended by adding following sentence to the end of Section 2.15(b):

At all times when the Collateral Manager is NewStar Financial, Inc. and NewStar Financial, Inc. is also the Fund Manager and is receiving a fee as the Fund Manager pursuant to the Constituent Documents of the Fund, the Collateral Manager Fee shall be waived.

7. Exhibit A-1 to the Sale and Servicing Agreement is hereby amended by:

(a) adding the words “and as the Purchaser Agent for MMP-5” after the words “as the Administrative Agent” in the address for IXIS Financial Products Inc.; and

(b) inserting the following address after the address for Wachovia Capital Markets, LLC:

BMO Capital Markets Corp.

as the Purchaser Agent for Fairway

115 S. LaSalle Street, 13th West

Chicago, IL 60603

Attention: Conduit Management Team

Facsimile No: (312) 461-3189

Via Email:       fundingdesk@bmo.com

8. Exhibit A-2 to the Sale and Servicing Agreement is hereby amended by:

(a) adding the words “and as the Purchaser Agent for MMP-5” after the words “as the Administrative Agent” in the address for IXIS Financial Products Inc.; and

(b) inserting the following address after the address for Wachovia Capital Markets, LLC:

BMO Capital Markets Corp.

as the Purchaser Agent for Fairway

115 S. LaSalle Street, 13th West

Chicago, IL 60603

Attention: Conduit Management Team

Facsimile No: (312) 461-3189

Via Email:       fundingdesk@bmo.com

9. Exhibit A-3 to the Sale and Servicing Agreement is hereby amended by:

(a) adding the words “and as the Purchaser Agent for MMP-5” after the words “as the Administrative Agent” in the address for IXIS Financial Products Inc.; and

(b) inserting the following address after the address for Wachovia Capital Markets, LLC:

BMO Capital Markets Corp.

as the Purchaser Agent for Fairway

115 S. LaSalle Street, 13th West

Chicago, IL 60603

Attention: Conduit Management Team

Facsimile No: (312) 461-3189

Via Email:       fundingdesk@bmo.com

10. Annex A to the Sale and Servicing Agreement is hereby supplemented with the following information:

Fairway Finance Company, LLC

c/o Lord Securities Corporation

48 Wall Street, 27th Floor

New York, NY 10005

Attention: Orlando Figueroa

Facsimile No.: (212) 346-9012

Confirmation No.: (212) 346-9007

BMO Capital Markets Corp.

115 S. LaSalle Street, 13th West

Chicago, IL 60603

Attention: Conduit Management Team

Facsimile No: (312) 461-3189

Confirmation No.: (312) 461-5640

11. Schedule XII to the Sale and Servicing Agreement is hereby amended by adding Fairway to the list of Conduit Purchasers with a Commitment of $50,000,000.

SECTION 2. AGREEMENT IN FULL FORCE AND EFFECT AS AMENDED.

Except as specifically amended hereby, all provisions of the Sale and Servicing Agreement shall remain in full force and effect. After this Amendment becomes effective, all references to the Sale and Servicing Agreement, and corresponding references thereto or therein such as “hereof,” “herein,” or words of similar effect referring to the Sale and Servicing Agreement shall be deemed to mean the Sale and Servicing Agreement as amended hereby. This Amendment shall not constitute a novation of the Sale and Servicing Agreement, but shall constitute an amendment thereof. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Sale and Servicing Agreement other than as expressly set forth herein. The Seller expressly acknowledges that it shall not be permitted to make any substantive change with respect to the permitted activities or the restrictions related to the activities of the Seller under or with respect to its organizational documents or any Transaction Document.

SECTION 3. REPRESENTATIONS.

Each of the Seller, the Fund and the Collateral Manager represents and warrants as of the date of this Amendment as follows:

(i) it is duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization;

(ii) the execution, delivery and performance by it of this Amendment are within its powers, have been duly authorized, and do not contravene (A) its charter, by- laws, or other organizational documents, or (B) any Applicable Law;

(iii) no consent, license, permit, approval or authorization of, or registration, filing or declaration with any governmental authority, is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment by or against it;

(iv) this Amendment has been duly executed and delivered by it;

(v) this Amendment constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity;

(vi) it is not in default under the Sale and Servicing Agreement; and

(vii) there is no Termination Event, Unmatured Termination Event, or Collateral Manager Default.

SECTION 4. CONDITIONS TO EFFECTIVENESS.

The effectiveness of this Amendment is conditioned upon the delivery of the following to the Documentation Agent:

(1) executed signature pages of this Agreement by all parties hereto;

(2) a duly executed copy of the Assumption Agreement; and

(3) a duly executed Variable Funding Certificate in the name of “BMO Capital Markets Corp., as the Fairway Agent” and in the face amount equal to $50,000,000.

(4) a duly executed copy of the Purchaser Fee Letter in respect of Fairway.

SECTION 5. MISCELLANEOUS.

(a) Without in any way limiting any other obligation hereunder or under the Transaction Documents, the Seller agrees to provide, from time to time, any additional documentation and to execute additional acknowledgements, amendments, instruments or other agreements as may be requested and reasonably required by any of the parties to the Transaction Documents to effectuate the foregoing.

(b) This Amendment may be executed in any number of counterparts (including by facsimile), and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement.

(c) The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

(d) This Amendment may not be amended or otherwise modified except as provided in the Sale and Servicing Agreement.

(e) The failure or unenforceability of any provision hereof shall not affect the other provisions of this Amendment.

(f) Whenever the context and construction so require, all words used in the singular number herein shall be deemed to have been used in the plural, and vice versa, and the masculine gender shall include the feminine and neuter and the neuter shall include the masculine and feminine.

(g) This Amendment represents the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements between the parties. There are no unwritten oral agreements between the parties.

(h) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

NEWSTAR CREDIT OPPORTUNITIES FUNDING I LTD, as Seller

By:	NewStar Financial, Inc., its Manager

By:	/s/ John J. Frishkopf
Name: John J. Frishkopf
Title: Managing Director

NEWSTAR CREDIT OPPORTUNITIES FUND, LTD, as the Fund

By:	NewStar Financial, Inc., its Manager

By:	/s/ John J. Frishkopf
Name: John J. Frishkopf
Title: Managing Director

NEWSTAR FINANCIAL, INC., as Collateral Manager

By:	/s/ John J. Frishkopf
Name: John J. Frishkopf
Title: Managing Director

SIGNATURES CONTINUED ON FOLLOWING PAGE

2nd Amendment to Sale & Servicing Agreement

VARIABLE FUNDING CAPITAL COMPANY LLC, as a Purchaser

By:	Wachovia Capital Markets, LLC, as attorney-in-fact

By:	/s/ Bryan P. McGrath
Name: Bryan P. McGrath
Title: Vice President

WACHOVIA CAPITAL MARKETS, LLC, as the Documentation Agent and as the VFCC Agent

By:	/s/ Andy Phelps
Name: Andy Phelps
Title: Vice President

SIGNATURES CONTINUED ON FOLLOWING PAGE

2nd Amendment to Sale & Servicing Agreement

MMP-5 FUNDING, LLC, as a Purchaser

By:	/s/ Bernard J. Angelo
Name: Bernard J. Angelo
Title: Vice President

IXIS FINANCIAL PRODUCTS INC., as the Administrative Agent, Swingline Purchaser and the Purchaser Agent for MMP-5

By:	/s/ David A. Power
Name: David A. Power
Title: Managing Director

By:	/s/ Christopher Hayden
Name: Christopher Hayden
Title: Managing Director

SIGNATURES CONTINUED ON FOLLOWING PAGE

2nd Amendment to Sale & Servicing Agreement

FAIRWAY FINANCE COMPANY, LLC, as a Purchaser

By:	/s/ Jill A. Gordon
Name: Jill A. Gordon
Title: Vice President

BMO CAPITAL MARKETS CORP., as the Fairway Agent

By:	/s/ Kevin P. Gribben
Name: Kevin P. Gribben
Title: Managing Director

2nd Amendment to Sale & Servicing Agreement